Taxation - Schedule of Reconciliations of the Income Tax Expenses (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Reconciliations of the Income Tax Expenses [Abstract]
Income before income tax		$ 7,838	$ 4,416	$ 2,524
Income tax computed at statutory PRC income tax rate (25%)	[1]	1,960	1,104	631
Differential income tax rates applicable to certain entities comprising the Group		(40)	207	74
Effect of tax holiday		(549)	(542)	(448)
Permanent differences	[2]	(558)	(206)	(174)
Change in valuation allowance		96	478	133
Accelerated deductions on research and development expenses	[3]	(796)	(973)	(146)
Adjustments in respect of current tax of previous periods	[4]	1,412
Income tax expenses		$ 1,525	$ 68	$ 70

[1]	The PRC statutory income tax rate was used because the majority of the Group’s operations are based in the PRC.
[2]	Permanent differences primarily represent non-deductible expenses.
[3]	This amount represents tax incentives relating to the research and development expenses of certain major operating subsidiaries in the PRC.
[4]	In 2025 and February 2026, the Inland Revenue Department (the “IRD”) in Hong Kong had issued protective profits tax assessments in an aggregate amount of HK$11.0 million (approximately equivalent to US$1.4 million) for the years of assessment from 2018/2019 to 2019/2020. The Group has lodged objections against these protective profits tax assessments and the IRD has agreed to hold over the tax demanded for these years of assessment on the condition that the Group purchased tax reserve certificates in an aggregate amount of HK$9.4 million (approximately equivalent to US$1.2 million), which has been recorded under “Prepayments and other assets” to the financial statement in 2025.